Exhibit 10.1

Execution Version

COMMITMENT INCREASE LETTER

November 17, 2014

Wells Fargo Bank, National Association, as Administrative Agent

1000 Louisiana, 9th Floor

Houston, Texas 77002

Attention: Brian Malone

RE:

Credit Agreement dated as of September 2, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Energen Corporation, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, the financial institutions from time to time party thereto as Lenders, and the other Agents party thereto. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

Ladies and Gentlemen:

This Commitment Increase Letter is being delivered pursuant to Section 2.10 of the Credit Agreement.

(a) Please be advised that each undersigned Increase Lender has agreed (i) to increase its Commitment under the Credit Agreement effective as of the date first written above (the “Increase Effective Date”) to the amount set forth opposite such Increase Lender’s name on Annex I attached hereto under the caption “Commitment” and (ii) that it shall continue to be a party in all respects to the Credit Agreement and the other Loan Documents pursuant to Section 2.10(a)(viii) of the Credit Agreement.

(b) The parties hereto hereby agree that this letter agreement shall be deemed to constitute a Commitment Increase Certificate for purposes of Section 2.10(a)(v) of the Credit Agreement. On the Increase Effective Date, Annex I to the Credit Agreement will be replaced in its entirety with Annex I attached hereto pursuant to Section 2.10(a)(viii)(B).

(c) Each Lender (including, for the avoidance of doubt, each undersigned Lender that is not increasing its Commitment pursuant to paragraph (a) above) hereby agrees that the Borrower shall not be required to make any break-funding payments which may otherwise be required under Section 5.02 of the Credit Agreement solely resulting from the increase in the Commitments effected pursuant to this Commitment Increase Letter; provided, that the Lenders’ waiver of such break-funding payments set forth in this paragraph (c) is a limited, one-time waiver, and nothing contained herein shall obligate the Administrative Agent or any Lender to grant any additional or future waiver with respect to, or in connection with, any provision of the Credit Agreement or any other Loan Document.

(d) The Borrower hereby represents and warrants to the Lenders and the Administrative Agent that no Default or Event of Default exists on the Increase Effective Date or after giving effect to the Incremental Commitment effectuated by this Commitment Increase Letter and the making of any Loans pursuant to such Incremental Commitment.

(e) The parties hereto hereby agree that (i) this letter agreement may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this letter agreement until a counterpart hereof has been executed by the Borrower and each Lender party hereto; facsimiles or other electronic transmission (e.g., .pdf) shall be effective as originals, (ii) THIS LETTER AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE MATTERS SET FORTH HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES AND THAT THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES, (iii) this letter agreement constitutes a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement, and (iv) this letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Please evidence your agreement to each of the provisions of this letter agreement by executing a counterpart hereof where indicated and returning a fully executed counterpart.

[Signature Pages Follow]

Very truly yours,

ENERGEN CORPORATION, an Alabama corporation

By:	/S/ CHARLES W. PORTER, JR.
Name:	Charles W. Porter, Jr.
Title:	Vice President, Chief Financial Officer and Treasurer

Signature Page to Energen Commitment Increase Letter

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and Lender

By:	/S/ COLLIN S. MAYER
Name:	Collin S. Mayer
Title:	Assistant Vice President

Signature Page to Energen Commitment Increase Letter

BANK OF AMERICA, N.A.,
as Lender

By:	/S/ RONALD E. MCKAIG
Name:	Ronald E. McKaig
Title:	Managing Director

Signature Page to Energen Commitment Increase Letter

COMPASS BANK,
as Lender

By:	/S/ ANN VAN WAGENER
Name:	Ann Van Wagener
Title:	Senior Vice President

Signature Page to Energen Commitment Increase Letter

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/S/ JO LINDA PAPADAKIS
Name:	Jo Linda Papadakis
Title:	Authorized Officer

Signature Page to Energen Commitment Increase Letter

REGIONS BANK,
as Lender

By:	/S/ ROBERT KRET
Name:	Robert Kret
Title:	Assistant Vice President

Signature Page to Energen Commitment Increase Letter

MUFG UNION BANK, N.A.,
as Lender

By:	/S/ MARK OBERREUTER
Name:	Mark Oberreuter
Title:	Vice President

Signature Page to Energen Commitment Increase Letter

CIBC Inc.,
as Lender

By:	/S/ DARIA MAHONEY
Name:	Daria Mahoney
Title:	Authorized Signatory

By:	/S/ TRUDY NELSON
Name:	Trudy Nelson
Title:	Authorized Signatory

Signature Page to Energen Commitment Increase Letter

MIZUHO BANK, LTD.,
as Lender

By:	/S/ LEON MO
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to Energen Commitment Increase Letter

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By:	/S/ JONATHAN LUCHANSKY
Name:	Jonathan Luchansky
Title:	Assistant Vice President

Signature Page to Energen Commitment Increase Letter

SUMITOMO MITSUI BANKING CORPORATION,
as Lender

By:	/S/ SHUJI YABE
Name:	Shuji Yabe
Title:	Managing Director

Signature Page to Energen Commitment Increase Letter

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By:	/S/ NICHOLAS T. HANFORD
Name:	Nicholas T. Hanford
Title:	Vice President

Signature Page to Energen Commitment Increase Letter

BRANCH BANKING AND TRUST COMPANY,
as Lender

By:	/S/ JAMES GIORDANO
Name:	James Giordano
Title:	Vice President

Signature Page to Energen Commitment Increase Letter

BMO HARRIS BANK N.A.,
as Lender

By:	/S/ MELISSA GUZMANN
Name:	Melissa Guzmann
Title:	Vice President

Signature Page to Energen Commitment Increase Letter

DNB CAPITAL LLC,
as Lender

By:	/S/ JOE HYKLE
Name:	Joe Hykle
Title:	Senior Vice President

By:	/S/ ASULV TVEIT
Name:	Asulv Tveit
Title:	Vice President

Signature Page to Energen Commitment Increase Letter

ROYAL BANK OF CANADA,
as Lender

By:	/S/ KRISTAN SPIVEY
Name:	Kristan Spivey
Title:	Authorized Signatory

Signature Page to Energen Commitment Increase Letter

THE TORONTO DOMINION (NEW YORK) LLC,
as Lender

By:	/S/ MARIE FERNANDES
Name:	Marie Fernandes
Title:	Authorized Signatory

Signature Page to Energen Commitment Increase Letter

BOKF, NA DBA BANK OF OKLAHOMA,
as Lender

By:	/S/ JOHN KRENGER
Name:	John Krenger
Title:	Assistant Vice President

Signature Page to Energen Commitment Increase Letter

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By:	/S/ MICHAEL SPAIGHT
Name:	Michael Spaight
Title:	Authorized Signatory

By:	/S/ SAM MILLER
Name:	Sam Miller
Title:	Authorized Signatory

Signature Page to Energen Commitment Increase Letter

SYNOVUS BANK,
as Lender

By:	/S/ DAVID W. BOWMAN
Name:	David W. Bowman
Title:	Senior Vice President

Signature Page to Energen Commitment Increase Letter

Acknowledged and agreed solely for the

purpose of paragraph (c) of the

Commitment Increase Letter:

FIFTH THIRD BANK,
as Lender

By:	/S/ RICHARD BUTLER
Name:	Richard Butler
Title:	Senior Vice President

Signature Page to Energen Commitment Increase Letter

Acknowledged and agreed solely for the

purpose of paragraph (c) of the

Commitment Increase Letter:

BARCLAYS BANK PLC,
as Lender

By:	/S/ RONNIE GLENN
Name:	Ronnie Glenn
Title:	Vice President

Signature Page to Energen Commitment Increase Letter

Acknowledged and agreed solely for the

purpose of paragraph (c) of the

Commitment Increase Letter:

MORGAN STANLEY BANK, N.A.,
as Lender

By:	/S/ DEBORAH L. HART
Name:	Deborah L. Hart
Title:	Authorized Signatory

Signature Page to Energen Commitment Increase Letter

ANNEX I

Name of Lender	Applicable Percentage	Commitment
Wells Fargo Bank, National Association	7.200000000%	$144,000,000
Bank of America, N.A.	7.200000000%	$144,000,000
Compass Bank	7.200000000%	$144,000,000
JPMorgan Chase Bank	7.200000000%	$144,000,000
Regions Bank	7.200000000%	$144,000,000
MUFG Union Bank, N.A.	5.000000000%	$100,000,000
CIBC Inc.	5.000000000%	$100,000,000
Mizuho Bank, Ltd.	5.000000000%	$100,000,000
PNC Bank, National Association	5.000000000%	$100,000,000
Sumitomo Mitsui Banking Corporation	5.000000000%	$100,000,000
U.S. Bank National Association	5.000000000%	$100,000,000
Branch Banking & Trust Company	4.250000000%	$85,000,000
BMO Harris Bank N.A.	4.250000000%	$85,000,000
DNB Capital LLC	4.250000000%	$85,000,000
Royal Bank of Canada	4.250000000%	$85,000,000
The Toronto Dominion (New York) LLC	4.250000000%	$85,000,000
Credit Suisse AG, Cayman Islands Branch	3.000000000%	$60,000,000
BOKF, NA dba Bank of Oklahoma	2.500000000%	$50,000,000
Synovus Bank	2.500000000%	$50,000,000
Fifth Third Bank	2.250000000%	$45,000,000
Barclays Bank PLC	1.250000000%	$25,000,000
Morgan Stanley Bank, N.A.	1.250000000%	$25,000,000
TOTAL	100.000000000%	$2,000,000,000

Annex I to Energen Commitment Increase Letter